Related parties	6 Months Ended
Jun. 30, 2024
Disclosure of transactions between related parties [abstract]
Related parties

21. Related parties

Note 1.2 provides information about the Group’s structure, including details of the subsidiaries and the holding company. The following provides the total amount of transactions that have been entered into with related parties for the relevant financial period.

Key management personnel compensation

	For the three months ended June 30,		For the six months ended June 30,
	2024	2023	2024	2023
	€	€	€	€
Short term employee benefits	1,300,557	1,092,741	2,661,986	2,176,182
Post employee benefits	62,130	43,090	126,189	93,521
Share-based payments	2,088,045	1,699,794	3,400,920	3,224,788
Total	3,450,732	2,835,625	6,189,095	5,494,491

Refer to note 18 for disclosures on the share-based payments related to RSUs and Options granted to key management during the six months ended June 30, 2024.

The Group engages two management entities for the purpose of providing key management services to the Group. These management entities are considered related parties, as they provide key management services and key management personnel which have key management functions within these entities. Certain key management personnel are also shareholders of the Company.

The aggregate amount of expense recognized in the unaudited condensed consolidated interim financial statements related to these related parties were €0.3 million and €0.6 million in the three and six months ended June 30, 2024 (2023: €0.3 million; €0.5 million), respectively.

The outstanding balances payable to key management personnel, or entities which they control, as per six months ended June 30, 2024 and December 31, 2023, were €0.6 million and €1.4 million, respectively.